Biltmore Momentum/Dynamic ETF Fund

a series of the Northern Lights Fund Trust

Supplement dated August 10, 2009

to Prospectus dated December 1, 2008

Important Information About a Change in Investment Adviser

At a special meeting (the "Meeting") of the Board of Trustees (the "Board") of Northern Lights Fund Trust (the "Trust") held on August 5, 2009, the Board received notice that Capital Group, Inc., the investment adviser to the Biltmore Momentum/Dynamic ETF Fund (the "Fund"), intends to resign as investment adviser to the Fund effective August 10, 2009.

Accordingly, the Board retained Winans International, Inc. ("Winans") to act as the interim investment adviser for the Fund under an interim investment advisory agreement ("Interim Agreement").  The material terms of the Interim Agreement are identical to the advisory agreement that existed between the Trust and Capital Group, Inc. regarding the Fund except that pursuant to the Investment Company Act of 1940, the maximum duration of the agreement cannot exceed 150 days.  During the effective period of the Interim Agreement, the Trust intends to solicit shareholder approval of an new investment advisory agreement with an affiliate of Winans and approval of a new investment sub-advisory agreement with Winans.  Additional information regarding those proposed new agreements, including the proposed advisory fees, will be included in the proxy statement that will be mailed to all shareholders at a future date.

At the Meeting, the Board also approved a name change for the Fund and approved changes to the Fund's investment objective and strategies as detailed below.  It is anticipated that these changes will take effect in approximately 60 days, or upon the effective date of the Fund's next post-effective amendment to its registration statement.

As a result of (i) Capital Group, Inc.'s resignation as investment adviser to the Fund, and (ii) the Board's approval of the Interim Agreement, provisions of the Fund's existing Prospectus is hereby amended as follows:

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All references in the Prospectus to the Biltmore Index Enhancing Fund and the Biltmore Contrarian/Momentum Fund are deleted as those Funds are no longer operational.

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The section entitled "Investment Adviser" in the Prospectus is replaced in its entirety by the following paragraphs:

"Winans International, Inc., located at 330 Ignacio Boulevard, Suite 203, Novato, California  94949, serves as the Fund's investment adviser.  Organized in 1992, the Adviser currently manages approximately $102 million in assets in customized accounts for private investors.  The Adviser has managed the Fund since August 10, 2009.

Pursuant to an Interim Investment Advisory Agreement, the Adviser manages the Fund's investments and business affairs under the supervision of the Trust's Board of Trustees.  The Fund pays an annual investment advisory fee equal to 0.80% of the average daily net assets of the Fund. The Adviser has agreed contractually to waive its management fee and to reimburse expenses, other than expenses relating to dividends or interest (in the case of bonds) on securities sold short, underlying fund fees and expenses or extraordinary or non-recurring expenses, at least until the shareholder meeting date approving new advisory/sub-advisory agreements, which is expected to occur in approximately 60 days, such that total annual fund operating expenses do not exceed (excluding Distribution and/or Service/12b-1 Fees) 1.70% of the Fund’s average daily net assets.  Waiver/reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

A discussion regarding the basis for the Board's approval of the Interim Investment Advisory Agreement for the Fund will be included in the proxy statement sent to shareholders seeking approval of a new investment advisory agreement with WI Mutual Fund, LLC, an affiliate of Winans and a new sub-advisory agreement with Winans.

Portfolio Manager

The Fund's portfolio manager is Kenneth G. Winans.  Mr. Winans is the President and controlling person of the Adviser, which he founded in 1992.  Mr. Winans has a Bachelor's degree in Business Economics from the University of San Diego and a Master's degree in Finance from the University of San Francisco.  Mr. Winans also holds credentials as a Chartered Market Technician (CMT).  Mr. Winans has also served on the adjunct faculty at St. Mary's College of California and is a frequent guest on television and radio commenting on financial matters.

The Fund's SAI provides information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of Fund shares."

In addition, the Board approved changes to the Fund's investment objective and strategies in anticipation of shareholder approval of the new advisory and subadvisory agreements discussed above.  The changes, however, require sixty (60) days advance notice to shareholders.  Accordingly, this Supplement serves as notice of the Board's approval and the Fund's intent to change the investment objective from "long-term growth of capital" to "total return, which consists of capital appreciation realized from the purchase and sale of securities, interest and dividends from portfolio securities and income from certain investment activities, including options trading".

The Fund currently has as a principal investment strategy to, under normal market conditions, invest at least 80% of its assets in exchange-traded funds (ETFs).  The Board approved eliminating the 80% ETF investment requirement, subject to the sixty (60) day notice period.  It is anticipated, however, that the Fund will continue to invest significantly in ETFs following the 60 day notice period.

In anticipation of the upcoming proxy solicitation and Winans taking on the management of the Fund under its new investment objective and strategies, the portfolio manager may seek to realign the Fund's portfolio of securities holdings and, therefore, the Fund may not achieve or even seek to achieve its current investment objective.  Additionally, the portfolio manager may invest the Fund's assets in cash and cash equivalents as discussed in the section of the Prospectus entitled "Defensive Strategies".

This Supplement and the existing Prospectus dated December 1, 2008, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated December 1, 2008 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Funds at 1-866-722-1677.